SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 3, 2010
EMERSON RADIO CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-07731	22-3285224

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Oxford Drive, Moonachie, New Jersey	07074

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 884-5800
Not Applicable

(Former Address, if changed since Last Report) (Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Greenfield Pitts, age 60, resigned from his positions as Executive Vice President and Chief Financial Officer of Emerson Radio Corp. (“the Company”) effective September 3, 2010. Mr. Pitts also resigned from the Company’s Board of Directors (the “Board”) effective September 3, 2010. Mr. Pitts entered into a consulting agreement with the Company for a period of one year, beginning September 4, 2010. Additionally, in connection with Mr. Pitt’s resignation, the Board, pursuant to its authority under the Company’s bylaws, reduced the number of director positions on the Board to seven (7) effective immediately.
(c) Effective September 3, 2010, the Board appointed Andrew Davis, age 42, as Executive Vice President and Chief Financial Officer of the Company. Mr. Davis also serves as Secretary and Treasurer of the Company, positions to which he was elected in November 2007 and July 2010, respectively. Previously, Mr. Davis served as Vice President, Finance and Corporate Controller of the Company since joining the Company in August 2007. Prior to joining the Company, Mr. Davis held various executive and managerial positions in accounting and finance with several companies, most recently CA, Inc., and prior to that, ce Global Sourcing AG. Mr. Davis is a C.P.A., holds a B.B.A. in Accounting from Iowa State University and an M.B.A. from the University of Connecticut.
In connection with his appointment as Executive Vice President and Chief Financial Officer, the Company entered into an amendment to its existing employment agreement with Mr. Davis dated September 3, 2010 pursuant to which Mr. Davis’s base salary was increased to $275,000 effective as of September 3, 2010.
The foregoing description of the amendment to the employment agreement intended to be a summary and is qualified in its entirety by reference to such agreement, which is attached as Exhibit 10.1 and incorporated by reference as if fully set forth herein.
Item 8.01. Other Events.
On September 10, 2010, the Company issued a press release announcing the events described in Item 5.02. A copy of the press release is attached hereto as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 10.1	Employment Agreement dated August 1, 2007, as amended, between Emerson Radio Corp. and Andrew Davis
Exhibit 99.1 —	Press release, dated September 10, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.
By:	/s/ Andrew L. Davis
Andrew L. Davis
Chief Financial Officer

Dated: September 10, 2010